Boston Private Financial Holdings, Inc. Reports First Quarter 2015 GAAP EPS of $0.21
First Quarter Highlights:

•	Revenue Growth: Total Revenue increased 4% linked quarter and 13% year-over-year to $87.4 million.

•
Deposit and Loan Growth: Average Total Deposits increased 7% year-over-year to $5.4 billion. On a linked quarter basis, Average Total Deposits decreased 1% due to seasonal outflows, while Average Total Loans grew 3% year-over-year and 1% linked quarter. The Average Loan-to-Deposit ratio was 97% at the end of the first quarter, down from 101% in the first quarter of 2014.

•	Provision Credit: The Company recorded a provision credit of $2.5 million due to net recoveries of $3.9 million in the quarter, offset by provision for criticized and classified loans.
Boston, MA - April 14, 2015 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported first quarter 2015 GAAP Net Income Attributable to the Company of $18.8 million, compared to $12.2 million for the fourth quarter of 2014. First quarter 2015 diluted earnings per share were $0.21, a $0.08 increase from the fourth quarter of 2014, and a $0.01 increase from the first quarter of 2014.
“We continue to focus our efforts on expanding our private clients business,” said Clayton G. Deutsch, CEO and President. "In February, we officially introduced Boston Private Wealth to the marketplace, our newly formed wealth management subsidiary within Boston Private Bank & Trust Company. In addition, our West Coast Private Banking group has maintained the positive momentum it experienced in 2014 in the first quarter.”
Core Fees and Income Increased 27% Year-Over-Year
Core Fees and Income increased 27% year-over-year to $40.2 million. The increase reflects organic growth as well as increases from Banyan Partners LLC, which was acquired in October 2014. On a linked quarter basis, Core Fees and Income increased 1% from $39.6 million in the fourth quarter of 2014.
Total Assets Under Management/Advisory (“AUM”) were flat on a linked basis quarter and up 21% year-over-year to $30.0 billion. The year-over-year increase includes organic growth and AUM related to the Banyan acquisition.
Net Interest Income
Net Interest Income for the first quarter was $46.1 million, up 4% from $44.1 million for the fourth quarter of 2014. On a year-over-year basis, Net Interest Income increased 3% from $44.5 million. Included in the first quarter 2015 Net Interest Income is $1.7 million of interest recovered on previous non-accrual loans. Excluding the $1.7 million of interest recovered, Net Interest Income was $44.4 million.
Net Interest Margin was 3.00% for the first quarter, up 17 basis points from 2.83% for the fourth quarter of 2014. Net Interest Margin was down 4 basis points from 3.04% for the first quarter of 2014. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin was 2.89% for the first quarter of 2015.
Total Operating Expenses
Total Operating Expenses for the first quarter of 2015 were $63.4 million, down 1% from $63.8 million for the fourth quarter of 2014. On a year-over-year basis, Total Operating Expenses increased 15% from $55.0 million, primarily due to the the impact of the Banyan acquisition.

Provision and Asset Quality
The Company recorded a provision credit of $2.5 million for the first quarter of 2015, compared to a provision expense of $2.4 million for the fourth quarter of 2014. The provision credit was driven by net recoveries of $3.9 million, partially offset by loan downgrades. The Company recorded a provision credit of $1.2 million for the first quarter of 2014.
Criticized Loans increased 3% on a linked quarter basis and decreased 12% year-over-year. Nonaccrual Loans (“Nonaccruals”) decreased 27% to $32.1 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 24% from $42.1 million. As a percentage of Total Loans, Nonaccruals were 61 basis points at March 31, 2015, down 23 basis points from December 31, 2014, and down 20 basis points from March 31, 2014.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	March 31, 2015	December 31, 2014	March 31, 2014
Total Criticized Loans	$164.1	$159.6	$187.3
Total Loans 30-89 Days Past Due and Accruing (11)	$25.4	$7.0	$10.6
Total Net Loans (Charged-off)/ Recovered	$3.9	$(1.8)	$1.4
Allowance for Loan Losses/ Total Loans	1.46%	1.44%	1.48%
Capital Ratios
Capital ratios are listed below on a linked quarter and year-over-year basis:

	March 31, 2015	December 31, 2014	March 31, 2014
BPFH Ratios:
Total Risk-Based Capital *	14.0%	14.5%	15.0%
Tier I Risk-Based Capital *	12.3%	13.3%	13.7%
Tier I Leverage Capital *	9.5%	9.5%	10.2%
TCE/TA	7.2%	7.0%	7.1%
Tier I Common Equity/ Risk Weighted Assets *	9.8%	9.8%	10.1%
*March 31, 2015 information is presented based on estimated data and incorporates the implementation of Basel III.

Dividend Payments
Concurrent with the release of first quarter 2015 earnings, the Board of Directors of the Company declared a cash dividend to common stock shareholders of $0.09 per share. The record date for this dividend is May 8, 2015, and the payment date is May 22, 2015.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is May 15, 2015, and the payment date is June 15, 2015.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; and the efficiency ratio (FTE basis), to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Wednesday, April 15, 2015, to discuss the financial results, business highlights and outlook. To access the call:

Dial In #: (888) 317-6003
Elite Entry Number: 2955905

Replay Information:
Available from April 15, 2015 at 12 noon until April 22, 2015
Dial In #: (877) 344-7529
Conference Number: 10063688
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Atlanta, Florida, Wisconsin, and Texas. The Company has a $7 billion Private Banking balance sheet, and manages approximately $30 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Steven Gaven
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3793
sgaven@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	March 31, 2015	December 31, 2014	March 31, 2014
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$88,118	$172,609	$398,687
Investment securities available for sale	971,842	829,993	700,531
Investment securities held to maturity	134,978	140,727	127,938
Stock in Federal Home Loan Banks	32,761	32,281	37,450
Loans held for sale	10,570	7,099	2,297
Total loans	5,295,013	5,269,936	5,162,470
Less: Allowance for loan losses	77,263	75,838	76,605
Net loans	5,217,750	5,194,098	5,085,865
Other real estate owned (“OREO”)	929	929	921
Premises and equipment, net	30,999	32,199	29,045
Goodwill	152,082	152,082	110,180
Intangible assets, net	38,116	39,718	19,551
Fees receivable	12,519	12,517	11,039
Accrued interest receivable	15,990	16,071	15,057
Deferred income taxes, net	45,614	47,576	53,716
Other assets	117,504	119,975	113,143
Total assets	$6,869,772	$6,797,874	$6,705,420
Liabilities:
Deposits	$5,373,407	$5,453,879	$5,341,644
Securities sold under agreements to repurchase	52,237	30,496	93,550
Federal funds purchased	50,000	—	15,000
Federal Home Loan Bank borrowings	450,022	370,150	394,458
Junior subordinated debentures	106,363	106,363	106,363
Other liabilities	97,773	112,170	87,652
Total liabilities	6,129,802	6,073,058	6,038,667
Redeemable Noncontrolling Interests	21,280	20,905	20,774
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 83,051,675 shares at March 31, 2015; 82,961,855 shares at December 31, 2014; 80,001,139 shares at March 31, 2014	83,052	82,962	80,001
Additional paid-in capital	604,386	610,903	610,590
Accumulated deficit	(18,613)	(37,396)	(89,170)
Accumulated other comprehensive income/ (loss)	1,120	(697)	(3,305)
Total Company’s shareholders’ equity	717,698	703,525	645,869
Noncontrolling interests	992	386	110
Total shareholders’ equity	718,690	703,911	645,979
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$6,869,772	$6,797,874	$6,705,420

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	March 31, 2015	December 31, 2014	March 31, 2014
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$48,000	$47,117	$47,214
Taxable investment securities	995	920	636
Non-taxable investment securities	1,021	978	904
Mortgage-backed securities	2,614	1,695	1,936
Federal funds sold and other	234	381	346
Total interest and dividend income	52,864	51,091	51,036
Interest expense:
Deposits	3,892	3,908	3,216
Federal Home Loan Bank borrowings	1,931	2,069	2,326
Junior subordinated debentures	956	976	955
Repurchase agreements and other short-term borrowings	13	10	17
Total interest expense	6,792	6,963	6,514
Net interest income	46,072	44,128	44,522
Provision/ (credit) for loan losses	(2,500)	2,400	(1,200)
Net interest income after provision/ (credit) for loan losses	48,572	41,728	45,722
Fees and other income:
Investment management fees	11,714	11,897	11,461
Wealth advisory fees	12,675	12,352	11,473
Wealth management and trust fees	13,558	13,327	6,961
Other banking fee income	1,910	1,841	1,680
Gain on sale of loans, net	303	192	89
Total core fees and income	40,160	39,609	31,664
Gain/ (loss) on sale of investments, net	8	(16)	1
Gain/ (loss) on OREO, net	89	(31)	819
Other	1,088	360	249
Total other income	1,185	313	1,069
Operating expense:
Salaries and employee benefits	42,127	39,881	36,574
Occupancy and equipment	9,035	8,549	7,797
Professional services	3,021	3,308	2,843
Marketing and business development	1,348	2,425	1,426
Contract services and data processing	1,437	1,527	1,438
Amortization of intangibles	1,603	1,707	1,053
FDIC insurance	1,011	852	896
Restructuring	—	739	—
Other	3,845	4,772	2,941
Total operating expense	63,427	63,760	54,968
Income before income taxes	26,490	17,890	23,487
Income tax expense	8,572	5,901	7,138
Net income from continuing operations	17,918	11,989	16,349
Net income from discontinued operations (1)	2,094	1,510	1,928
Net income before attribution to noncontrolling interests	20,012	13,499	18,277
Less: Net income attributable to noncontrolling interests	1,229	1,322	1,236
Net income attributable to the Company	$18,783	$12,177	$17,041

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	March 31, 2015	December 31, 2014	March 31, 2014
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$18,783	$12,177	$17,041
Adjustments to Net Income Attributable to the Company to Arrive at Net Income Attributable to Common Shareholders (2)	(1,005)	(1,176)	(1,061)
Net Income Attributable to the Common Shareholders	17,778	11,001	15,980
LESS: Amount allocated to participating securities	(60)	(27)	(117)
Net Income Attributable to the Common Shareholders, after allocation to participating securities	$17,718	$10,974	$15,863

End of Period Common Shares Outstanding	83,051,675	82,961,855	80,001,139

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	80,983,916	80,880,508	79,107,968
LESS: Participating securities	(469,557)	(487,596)	(962,783)
PLUS: Dilutive potential common shares	2,079,966	2,096,172	1,865,705
Weighted Average Diluted Shares (3)	82,594,325	82,489,084	80,010,890

Diluted Total Earnings per Share	$0.21	$0.13	$0.20

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	March 31, 2015	December 31, 2014	March 31, 2014
FINANCIAL DATA:
Book Value Per Common Share	$8.08	$7.91	$7.48
Tangible Book Value Per Share (4)	$5.79	$5.60	$5.86
Market Price Per Share	$12.15	$13.47	$13.53

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$9,306,000	$9,274,000	$4,612,000
Investment Managers	10,730,000	10,772,000	10,505,000
Wealth Advisory	10,012,000	9,883,000	9,641,000
Less: Inter-company Relationship	(22,000)	(22,000)	(22,000)
Total Assets Under Management and Advisory	$30,026,000	$29,907,000	$24,736,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	10.46%	10.35%	9.63%
Tangible Common Equity/ Tangible Assets (4)	7.20%	7.03%	7.12%
Tier I Common Equity/ Risk Weighted Assets (4)	9.76%	9.76%	10.11%
Allowance for Loan Losses/ Total Loans	1.46%	1.44%	1.48%
Allowance for Loan Losses/ Nonaccrual Loans	240%	172%	182%
Return on Average Assets - Three Months Ended (Annualized)	1.10%	0.71%	1.06%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	10.79%	6.97%	10.91%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	16.03%	10.69%	14.58%
Efficiency Ratio - Three Months Ended (6)	68.74%	70.83%	67.88%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	03/31/15	12/31/14	03/31/14	03/31/15	12/31/14	03/31/14	03/31/15	12/31/14	03/31/14
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$320,373	$305,118	$254,407	$995	$920	$636	1.24%	1.21%	1.00%
Non-taxable investment securities (7)	230,251	229,157	224,054	1,571	1,504	1,391	2.73%	2.63%	2.48%
Mortgage-backed securities	516,032	350,312	341,082	2,614	1,695	1,936	2.03%	1.93%	2.27%
Federal funds sold and other	147,999	389,833	204,157	234	381	346	0.64%	0.39%	0.68%
Total Cash and Investments	1,214,655	1,274,420	1,023,700	5,414	4,500	4,309	1.78%	1.41%	1.68%
Loans (8):
Commercial and Construction (7)	2,851,801	2,852,064	2,833,475	31,366	30,855	30,921	4.40%	4.23%	4.37%
Residential	2,140,525	2,120,416	2,035,232	16,656	16,447	16,169	3.11%	3.10%	3.18%
Home Equity and Other Consumer	277,967	254,387	245,596	1,953	1,799	1,805	2.85%	2.80%	2.98%
Total Loans	5,270,293	5,226,867	5,114,303	49,975	49,101	48,895	3.80%	3.71%	3.83%
Total Earning Assets	6,484,948	6,501,287	6,138,003	55,389	53,601	53,204	3.42%	3.26%	3.47%
LESS: Allowance for Loan Losses	77,039	75,590	77,228
Cash and due From Banks (Non-Interest Bearing)	38,062	41,595	41,559
Other Assets	406,799	411,546	347,721
TOTAL AVERAGE ASSETS	$6,852,770	$6,878,838	$6,450,055
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits:
Savings and NOW	$599,695	$584,210	$545,973	$103	$112	$98	0.07%	0.08%	0.07%
Money Market	2,812,827	2,836,731	2,490,836	2,596	2,589	1,845	0.37%	0.36%	0.30%
Certificates of Deposit	604,404	597,460	624,547	1,193	1,207	1,273	0.80%	0.80%	0.83%
Total Interest-Bearing Deposits	4,016,926	4,018,401	3,661,356	3,892	3,908	3,216	0.39%	0.39%	0.36%
Junior Subordinated Debentures	106,363	106,363	106,363	956	976	955	3.59%	3.59%	3.59%
FHLB Borrowings and Other	470,392	447,955	506,864	1,944	2,079	2,343	1.65%	1.82%	1.85%
Total Interest-Bearing Liabilities	4,593,681	4,572,719	4,274,583	6,792	6,963	6,514	0.60%	0.60%	0.61%
Noninterest Bearing Demand Deposits	1,422,202	1,465,145	1,422,928
Payables and Other Liabilities	102,255	121,318	91,863
Total Average Liabilities	6,118,138	6,159,182	5,789,374
Redeemable Noncontrolling Interests	22,748	22,802	20,132
Average Shareholders' Equity	711,884	696,854	640,549
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,852,770	$6,878,838	$6,450,055
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$48,597	$46,638	$46,690
LESS: FTE Adjustment (7)				2,525	2,510	2,168
Net Interest Income (GAAP Basis)				$46,072	$44,128	$44,522
Interest Rate Spread							2.82%	2.66%	2.86%
Bank only Net Interest Margin							3.07%	2.90%	3.11%
Net Interest Margin							3.00%	2.83%	3.04%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	March 31, 2015	December 31, 2014	March 31, 2014
LOAN DATA (9):
Commercial and Industrial Loans:
New England	$786,334	$781,646	$704,056
San Francisco Bay	122,418	117,105	108,365
Southern California	58,086	54,334	39,780
Total Commercial and Industrial Loans	$966,838	$953,085	$852,201
Commercial Real Estate Loans:
New England	$684,395	$690,965	$730,709
San Francisco Bay	601,305	619,222	644,108
Southern California	477,341	478,216	483,817
Total Commercial Real Estate Loans	$1,763,041	$1,788,403	$1,858,634
Construction and Land Loans:
New England	$91,764	$85,272	$94,966
San Francisco Bay	31,012	31,329	62,879
Southern California	14,318	8,748	16,871
Total Construction and Land Loans	$137,094	$125,349	$174,716
Residential Loans:
New England	$1,295,955	$1,299,568	$1,227,114
San Francisco Bay	459,310	462,497	456,372
Southern California	387,771	370,030	352,369
Total Residential Loans	$2,143,036	$2,132,095	$2,035,855
Home Equity Loans:
New England	$82,716	$82,877	$77,470
San Francisco Bay	29,835	27,575	28,159
Southern California	3,639	4,407	3,334
Total Home Equity Loans	$116,190	$114,859	$108,963
Other Consumer Loans:
New England	$156,042	$143,166	$119,500
San Francisco Bay	7,245	6,505	7,311
Southern California	5,527	6,474	5,246
Eliminations and other, net	—	—	44
Total Other Consumer Loans	$168,814	$156,145	$132,101
Total Loans:
New England	$3,097,206	$3,083,494	$2,953,815
San Francisco Bay	1,251,125	1,264,233	1,307,194
Southern California	946,682	922,209	901,417
Eliminations and other, net	—	—	44
Total Loans	$5,295,013	$5,269,936	$5,162,470

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	March 31, 2015	December 31, 2014	March 31, 2014
CREDIT QUALITY (9):
Special Mention Loans:
New England	$47,635	$32,254	$41,920
San Francisco Bay	16,350	18,161	25,055
Southern California	22,161	26,325	36,452
Total Special Mention Loans	$86,146	$76,740	$103,427
Accruing Substandard Loans (10):
New England	$18,534	$11,126	$12,319
San Francisco Bay	21,996	23,403	26,294
Southern California	5,472	4,331	3,507
Total Accruing Substandard Loans	$46,002	$38,860	$42,120
Nonaccruing Loans:
New England	$18,271	$26,205	$21,569
San Francisco Bay	9,347	13,430	12,541
Southern California	4,515	4,547	7,944
Total Nonaccruing Loans	$32,133	$44,182	$42,054
Other Real Estate Owned:
New England	$344	$344	$336
San Francisco Bay	585	585	585
Southern California	—	—	—
Total Other Real Estate Owned	$929	$929	$921
Loans 30-89 Days Past Due and Accruing (11):
New England	$18,236	$6,572	$4,472
San Francisco Bay	3,398	375	2,577
Southern California	3,760	13	3,528
Total Loans 30-89 Days Past Due and Accruing	$25,394	$6,960	$10,577
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$890	$(2,516)	$540
San Francisco Bay	2,738	607	640
Southern California	297	64	254
Total Net Loans (Charged-off)/ Recovered	$3,925	$(1,845)	$1,434

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Davidson Trust Company; Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value, dividends paid on preferred stock, and dividends on participating securities.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	March 31, 2015	December 31, 2014	March 31, 2014
Total Balance Sheet Assets	$6,869,772	$6,797,874	$6,705,420
LESS: Goodwill and Intangible Assets, net	(190,198)	(191,800)	(129,731)
Tangible Assets (non-GAAP)	$6,679,574	$6,606,074	$6,575,689
Total Shareholders' Equity	$718,690	$703,911	$645,979
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(190,198)	(191,800)	(129,731)
Total adjusting items	(237,951)	(239,553)	(177,484)
Tangible Common Equity (non-GAAP)	$480,739	$464,358	$468,495
Total Equity/Total Assets	10.46%	10.35%	9.63%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.20%	7.03%	7.12%

Total Risk Weighted Assets *	$5,159,073	$4,803,633	$4,707,604
Tier I Common Equity *	$503,564	$468,612	$475,930
Tier I Common Equity/ Risk Weighted Assets	9.76%	9.76%	10.11%

End of Period Shares Outstanding	83,052	82,962	80,001

Book Value Per Common Share	$8.08	$7.91	$7.48
Tangible Book Value Per Share (non-GAAP)	$5.79	$5.60	$5.86
*     Risk Weighted Assets and Tier I Common Equity for March 31, 2015 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity.

The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	March 31, 2015	December 31, 2014	March 31, 2014
Total average shareholders' equity	$711,884	$696,854	$640,549
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	664,131	649,101	592,796
LESS: Average goodwill and intangible assets, net	(191,053)	(184,473)	(130,272)
Total adjusting items	(191,053)	(184,473)	(130,272)
Average Tangible Common Equity (non-GAAP)	$473,078	$464,628	$462,524

Net income attributable to the Company	$18,783	$12,177	$17,041
LESS: Dividends on Series D preferred stock	(869)	(869)	(869)
Common net income (non-GAAP)	17,914	11,308	16,172
ADD: Amortization of intangibles, net of tax (35%)	1,042	1,110	684
Tangible common net income (non-GAAP)	$18,956	$12,418	$16,856

Return on Average Equity - (Annualized)	10.55%	6.99%	10.64%
Return on Average Common Equity - (Annualized) (non-GAAP)	10.79%	6.97%	10.91%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	16.03%	10.69%	14.58%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding restructuring, are presented below:

	Three Months Ended
(In thousands)	March 31, 2015	December 31, 2014	March 31, 2014
Income before income taxes (GAAP)	$26,490	$17,890	$23,487
ADD BACK: Provision/ (credit) for loan losses	(2,500)	2,400	(1,200)
Pre-tax, pre-provision earnings (non-GAAP)	$23,990	$20,290	$22,287

Total operating expense (GAAP)	$63,427	$63,760	$54,968
Less: Amortization of intangibles	1,603	1,707	1,053
Less: Restructuring	—	739	—
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$61,824	$61,314	$53,915

Net interest income	$46,072	$44,128	$44,522
Total core fees and income	40,160	39,609	31,664
Total other income	1,185	313	1,069
FTE income	2,525	2,510	2,168
Total revenue (FTE basis)	$89,942	$86,560	$79,423
Efficiency Ratio, before deduction of intangible amortization (GAAP)	72.56%	75.86%	71.15%
Efficiency Ratio, FTE Basis (non-GAAP)	68.74%	70.83%	67.88%

(7)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(8)	Includes Loans Held for Sale and Nonaccrual Loans.

(9)
The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices. Net loans from the Company to certain principals of the Company's affiliate partners, loans at the Company's non-banking segments, and inter-company loan eliminations are identified as “Eliminations and other, net”.

(10)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(11)
In addition to loans 30-89 days past due and accruing, at March 31, 2015 and December 31, 2014 the Company had no loans were more than 90 days past due but still on accrual status. At March 31, 2014, the Company had three loans totaling $0.6 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region.